Exhibit 99.1

FINANCIAL STATEMENTS AND REPORT OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Crest Marine, LLC

December 31, 2017 and 2016 (Restated)

CONTENTS

Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	3

FINANCIAL STATEMENTS

BALANCE SHEETS	4

STATEMENTS OF EARNINGS	5

STATEMENTS OF MEMBERS’ EQUITY	6

STATEMENTS OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 – 13

SUPPLEMENTAL INFORMATION

COST OF SALES	15

OPERATING EXPENSES	16

DAVISON & ASSOCIATES CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Members

Crest Marine LLC

We have audited the accompanying balance sheets of Crest Marine, LLC (a Michigan limited liability company) as of December 31, 2017 and 2016 and the related statements of earnings, members’ equity and cash flows, and the supplemental information presented herein for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting principles used and significant estimates made by management. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crest Marine, LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As more fully described in Note F, Crest Marine, LLC improperly recognized assets and liabilities during the years ended December 31, 2017 and 2016. Crest Marine, L LC has restated its 2017 and 2016 financial statements for the correction of these misstatements. Our opinions on the 2017 and 2016 financial statements are not modified with respect to this matter.

Troy, Michigan

February 23, 2018, except as to Note F,  which is October 18, 2018

3250 West Big Beaver, Suite 540   •   Troy Michigan 48084
Tel (248) 643-0026   •   Fax (248) 643-0035   •   E-Mail: gary@davisonandassoc.com

Crest Marine, LLC

BALANCE SHEETS

December 31, (Restated)

	2017	2016
	(Restated)	(Restated)
ASSETS (note C)
CURRENT ASSETS
Cash in bank (note A2)	$2,222,825	$1,122,123
Accounts receivable
Trade (note A3)	3,388,223	3,552,410
Inventories (note A4), less reserve for obsolete inventory of $211,400 in 2017 and $173,000 in 2016	7,829,181	5,909,476
Prepaid expenses	103,309	97,640
Total current assets	13,543,538	10,681,649
PROPERTY AND EQUIPMENT - AT COST (note A5)
Leasehold improvements	826,774	193,226
Machinery and equipment	2,389,915	1,824,415
Computer software	47,956	47,956
Vehicles	527,950	309,748
	3,792,595	2,375,345
Less accumulated depreciation	1,626,775	1,237,979
	2,165,820	1,137,366
	$15,709,358	$11,819,015
LIABILITIES
CURRENT LIABILITIES
Current portion of long-term debt	$447,601	$238,164
Accounts payable
Trade	2,910,471	2,309,413
Related parties (note B)	133,850	48,243
Accrued liabilities
Warranty (note A6)	88,824	176,548
Repurchased boats (note D)	35,000	36,572
Other liabilities	592,087	576,561
	715,911	789,681
Total current liabilities	4,207,833	3,385,501
LONG TERM DEBT, LESS CURRENT PORTION (note C)	175,401	300,350
COMMITMENTS (note D)	—	—
CONTINGENCIES (note E)	—	—
MEMBERS' EQUITY	11,326,124	8,133,164
	$15,709,358	$11,819,015

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF EARNINGS

Years ended December 31, (Restated)

	2017		2016
	(Restated)		(Restated)
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Net sales	$65,399,275	100.0%	$53,858,951	100.0%
Cost of sales	52,909,092	80.9	43,339,850	80.5
Gross profit	12,490,183	19.1	10,519,101	19.5
Operating expenses	7,764,026	11.9	6,723,524	12.5
Operating profit	4,726,157	7.2	3,795,577	7.0
Other expense
Interest expense	21,274	—	35,958	—
NET EARNINGS	$4,704,883	7.2%	$3,759,619	7.0%

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF MEMBERS' EQUITY

Years ended December 31, (Restated)

	2017	2016
	(Restated)	(Restated)
Members' equity at beginning of year	$8,133,164	$6,062,833
Prior period adjustment (note F)	—	(291,957)
Net earnings for the year	4,704,883	3,759,619
Distributions	(1,511,923)	(1,397,331)
Members' equity at end of year	$11,326,124	$8,133,164

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

STATEMENTS OF CASH FLOWS

Years ended December 31, (Restated)

	2017	2016
	(Restated)	(Restated)
Cash flows from operating activities
Cash received from customers	$65,563,462	$52,528,894
Cash paid to suppliers and employees	(61,682,408)	(50,767,565)
Interest paid	(21,274)	(35,958)
Net cash provided by operating activities	3,859,780	1,725,371
Cash flows from investing activities
Purchase of property and equipment	(1,417,250)	(753,294)
Net payments from related parties	85,607	93,302
Net cash used in investing activities	(1,331,643)	(659,992)
Cash flows from financing activities
Long-term debt incurred	258,750	50,660
Payments on long-term debt	(174,262)	(182,445)
Distributions	(1,511,923)	(1,397,331)
Net cash used in financing activities	(1,427,435)	(1,529,116)
Net increase (decrease) in cash	1,100,702	(463,737)
Cash at beginning of year	1,122,123	1,585,860
Cash at end of year	$2,222,825	$1,122,123
Reconciliation of net earnings to net cash provided by operating activities
Net Earnings	$4,704,883	$3,759,619
Adjustments to reconcile net earnings to net cash provided by operating activities
Depreciation	388,796	253,230
(Increase) decrease in assets:
Accounts receivable	164,187	(1,330,057)
Inventories	(1,919,705)	(632,256)
Prepaid expenses	(5,669)	(19,419)
Increase (decrease) in liabilities:
Accounts payable	601,058	(354,032)
Accrued liabilities	(73,770)	48,286
Total adjustments	(845,103)	(2,034,248)
Net cash provided by operating activities	$3,859,780	$1,725,371

The accompanying notes are an integral part of these statements.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016 (Restated)

NOTE A – SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1.Business Activity and Revenue Recognition

The Company’s principal business activity is the manufacturing and sale of pontoon boats to retailers throughout the United States.

The Company’s revenue is derived primarily from the sale of boats, marine parts, and accessories. Revenue is recognized in accordance with the terms of the sale, primarily upon shipment to customers, once the sales price is fixed or determinable and collectability is reasonably assured.

2.Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity of one year or less. The company places its temporary cash investments with high credit quality financial institutions. At times these investments are not entirely FDIC insured; however, the company does not believe it is exposed to any significant credit risk on cash and cash equivalents. At December 31, 2017 and 2016, there was $1,972,825 and $872,123 of cash that was not FDIC insured.

3.Receivables and Concentration of Credit Risk

The Company considers its receivables to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. At December 31, 2017, the accounts receivable from two customers in the boat financing industry totaled $2,373,283. At December 31, 2016, the accounts receivable from two customers in the boat financing industry totaled $1,691,086. The company does not generally require collateral on its accounts receivable.

4.Inventories

Inventories are valued at the lower of cost or market and are shown net of an inventory allowance on the balance sheet. Inventory cost includes material, labor, and manufacturing overhead and is determined based on the first-in, first-out (FIFO) method. Provisions are made as necessary to reduce inventory amounts to their net realizable value or to provide for obsolete products.

Inventory consists of the following for the years ended December 31:

	2017	2016
Raw materials
Motors	$1,551,203	$1,276,553
Boat components	4,306,257	3,521,331
Finished goods	2,183,121	1,284,592
Obsolescence reserve	(211,400)	(173,000)
	$7,829,181	$5,909,476

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS — CONTINUED

December 31, 2017 and 2016 (Restated)

Activity in the obsolescence reserve was as follows for the years ended December 31:

	2017	2016
Beginning balance	$173,000	$160,965
Charged to cost and expenses	38,400	12,035
Ending balance	$211,400	$173,000

5.Depreciation and Amortization

Depreciation and amortization is provided for in amounts sufficient to relate the cost of property and equipment to operations over their estimated service lives using the straight-line and accelerated methods.

6.Product Warranties

The Company provides a warranty with each manufactured boat sold.  There exists a possible loss as a result of future warranty service claims. The Company records an accrual for estimated future claims. Such accruals are based upon historical experience and management’s estimates of the level of future claims, and are subject to adjustment as actual claims are determined or as changes in the obligations become reasonably estimable. Warranty expense for the year ended December 31, 2017 and 2016 was $158,147 and $221,934, respectively.

Activity in the product warranty reserve was as follows for the years ended December 31:

	2017	2016
Beginning balance	$176,548	$164,668
Accrued for warranties issued	216,515	177,263
Warranty claims paid	(304,239)	(165,383)
Ending balance	$88,824	$176,548

7.Accounting Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

8.Advertising

Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 2017 and 2016 was $310,610 and $369,407, respectively.

9.Income Taxes

The Company is treated as a partnership for income tax purposes; therefore, the profit or loss of Crest Marine LLC is included in the income tax returns of the Members. Accordingly, no recognition has been given to income taxes in the accompanying statements. As of December 31, 2017, the tax returns for the years ended December 31, 2016, 2015, and 2014 are open for audit by the taxing authorities.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS — CONTINUED

December 31, 2017 and 2016 (Restated)

NOTE B – RELATED PARTY TRANSACTIONS

The accounts receivable (payable) with related parties at years ended December 31 are as follows:

	2017	2016
Affiliates	$(146,824)	$(61,217)
Member	12,974	12,974
	$(133,850)	$(48,243)

The accounts receivable (payable) with affiliates is with limited liability companies related through common ownership. The related party accounts are non-interest bearing, unsecured and without specific payment terms; however, management anticipates the balance to be paid within the next year.

The following is a summary of the activity on the accounts for the years ended December 31:

	2017	2016
Beginning balance	$(48,243)	$45,059
Rent charged by affiliate	(205,235)	(155,235)
Administrative fee	60,000	—
Expenses paid on behalf of affiliates	59,628	61,933
Ending balance	$(133,850)	$(48,243)

In addition, the Company purchases materials and tooling supplies from one of the affiliates related through common ownership. The expense charged to operations for these materials and tooling supplies for the years ended December 31, 2017 and 2016 was $2,788,743 and $1,719,723, respectively. For the year ended December 31, 2017, the company received $60,000 for an administrative fee from this affiliate.

NOTE C – LONG-TERM DEBT

Long-term debt consists of a note payable to a bank in monthly principal payments of $8,928 plus interest at 4.25% with final payment April 2020. The note is collateralized by substantially all assets of the company and by real estate held by a company related through common ownership. The agreement with the bank contains covenants which, among other things, require a minimum net worth and debt coverage ratio. At December 31, 2017 and 2016, there was $258,823 and $365,957 outstanding on this loan, respectively.

The Company has available a bank draw down line of credit loan which provides for borrowings up to $250,000 for purchase of business property and equipment. This is a multiple advance note with final payment due in September 2017. Advances on the note bear interest at 1% over the bank’s prime rate with a minimum rate of 4.5% (total rate of 4.75% at December 31, 2016). The note is payable in monthly installments of $5,708, which includes principal and interest. The note is collateralized by substantially all assets of the company. The note contains covenants which, among other things, require a minimum net worth and debt service coverage ratio. At December 31, 2016, there was $46,062 outstanding on this line of credit loan.

The Company has available a bank draw down line of credit loan which provides for borrowings up to $500,000 for purchase of business property and equipment. Advances on the note bear interest at the bank’s prime rate (4.5% at December 31, 2017) and is collateralized by substantially all assets of the company. At December 31, 2017 and 2016, there was $322,570 and $63,820 outstanding on this line of credit, respectively.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS — CONTINUED

December 31, 2017 and 2016 (Restated)

The Company also has notes payable to the bank which provided borrowings for the purchase of company vehicles. Monthly installments of $1,863 are required through October 2020 at interest rates varying from 2.29% to 2.99%. The notes are collateralized by vehicles with a cost of $114,941. At December 31, 2017 and 2016, there was $41,609 and $62,676 outstanding on these bank notes, respectively.

The following is a schedule, by years, of the principal payments required for long-term debt:

Years ending December 31,
2018	$447,601
2019	120,075
2020	55,326
$623,002

NOTE D – COMMITMENT

The Company conducts its operations in facilities leased from a company related through common ownership (note B). The facility is leased under an operating lease on a month to month basis which provides for monthly payments of $17,103 per month, plus payment by the company of real estate taxes, operating and maintenance expenses. Rent expense charged to operations for the years ended December 31, 2017 and 2016 was $205,235 and $155,235, respectively.

In connection with its dealers’ wholesale floor-plan financing of boats, the Company has entered into repurchase agreements with various lending institutions. The repurchase commitment is on an individual unit basis with a term from the date it is financed by the lending institution through payment date by the dealer, generally not exceeding three years. Such agreements are customary in the industry and the Company’s exposure to loss under such agreements is limited by contractual caps and the resale value of the inventory which is required to be repurchased. The company records an accrual for estimated future repurchase commitments based on historical experience of amount of boats repurchased and losses experienced.

Activity in the repurchase boats reserve was as follows for the years ended December 31:

	2017	2016
Beginning balance	$36,572	$70,068
Repurchased boat sales	407,613	240,731
Repurchased boat costs	(446,878)	(305,174)
Provision	37,693	30,947
Ending balance	$35,000	$36,572

NOTE E – CONTINGENCIES

At December 31, 2017 and 2016, the company had a third party guarantee outstanding of approximately $127,692 and $180,578, respectively. The guarantee is the liability of the company related through common ownership that owns the building in which the company conducts its operations. No loss is anticipated as a result of the guarantee.

NOTE F – RESTATEMENT OF FINANCIAL STATEMENTS

The Company is restating its financial statements for the years ended December 31, 2017 and 2016 to correct various account balances as summarized below. The restatements are being made in accordance with ASC 250

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS — CONTINUED

December 31, 2017 and 2016 (Restated)

“Accounting Changes and Error Corrections”. The effects of the adjustments on the Company’s previously issued financial statements are summarized as follows:

Balance sheet as of December 31, 2017:

	Previously	Increase
	Reported	(Decrease)	Restated
Accounts receivable	$3,258,069	$130,154	$3,388,223
Inventory	7,940,581	(111,400)	7,829,181
Accounts payable	2,749,762	160,709	2,910,471
Warranty liability	—	88,824	88,824
Repurchased boats liability	—	35,000	35,000
Members’ equity	11,591,903	(265,779)	11,326,124

Income statement year ended December 31, 2017:

	Previously	Increase
	Reported	(Decrease)	Restated
Sales	$65,883,110	$(483,835)	$65,399,275
Materials and supplies	43,753,849	(428,478)	43,325,371
Interest free program	1,016,072	(19,498)	996,574
Warranty expense	245,871	(87,724)	158,147
Boat shows	597,970	63,425	661,395

Balance sheet as of December 31, 2016:

	Previously	Increase
	Reported	(Decrease)	Restated
Accounts receivable	$3,371,151	$181,259	$3,552,410
Inventory	6,002,476	(93,000)	5,909,476
Accounts payable	2,180,055	129,358	2,309,413
Warranty liability	—	176,548	176,548
Repurchased boats liability	—	36,572	36,572
Members’ equity	8,387,383	(254,219)	8,133,164

Income statement year ended December 31, 2016:

	Previously	Increase
	Reported	(Decrease)	Restated
Sales	$54,102,632	$(243,681)	$53,858,951
Materials and supplies	36,205,991	(278,173)	35,927,818
Interest free program	672,020	456	672,476
Warranty expense	210,054	11,880	221,934
Boat shows	544,983	(15,582)	529,401

The company reevaluated the methodology originally used to estimate the liabilities and receivables associated with warranty, repurchase boat agreements, obsolete inventory, and customer and vendor rebates.

Crest Marine, LLC

NOTES TO FINANCIAL STATEMENTS — CONTINUED

December 31, 2017 and 2016 (Restated)

NOTE G – SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated for potential recognition or disclosure, significant events or transactions that occurred during the period subsequent to December 31, 2017, the most recent statement of financial position presented herein, through February 23, 2018, except as to Note F, which is October 18, 2018, the date the financial statements were issued. No such significant events or transactions were identified.

SUPPLEMENTAL INFORMATION

Crest Marine, LLC

COST OF SALES

Years ended December 31, (Restated)

	2017		2016
	(Restated)		(Restated)
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Materials and supplies	$43,325,371	66.4%	$35,927,818	66.7%
Delivery, travel and fuel	74,254	0.1	62,780	0.1
Insurance	585,728	0.9	388,023	0.7
Interest free program	996,574	1.5	672,476	1.2
Research and development	149,433	0.2	231,403	0.4
Freight	1,231,107	1.9	945,018	1.8
Depreciation	388,796	0.6	253,230	0.5
Equipment maintenance	63,287	0.1	66,218	0.1
Direct labor	5,192,620	7.9	3,917,502	7.4
Payroll taxes	582,941	0.9	494,784	0.9
Utilities	160,834	0.2	158,664	0.3
Warranty expense	158,147	0.2	221,934	0.4
	$52,909,092	80.9%	$43,339,850	80.5%

Crest Marine, LLC

OPERATING EXPENSES

Years ended December 31, (Restated)

	2017		2016
	(Restated)		(Restated)
		Percent of		Percent of
	Amount	net sales	Amount	net sales
Advertising	$310,610	0.5%	$369,407	0.7%
Bad debt	84,794	0.1	—	—
Bank fees	21,711	—	16,081	—
Boat shows	661,395	1.0	529,401	1.0
Commissions expense	1,141,369	1.8	800,773	1.5
Consulting	158,098	0.2	44,313	0.1
Contributions	1,225	—	1,475	—
Dues and subscriptions	22,503	—	21,122	—
Employee welfare	122,531	0.2	36,975	0.1
Rent	205,235	0.3	155,235	0.3
Internet	183,116	0.3	178,518	0.3
Legal and accounting	91,597	0.1	399,380	0.7
Maintenance - building	85,349	0.1	84,697	0.2
Meals and entertainment	12,828	—	3,616	—
Office supplies	69,495	0.1	54,872	0.1
Payroll fees	81,643	0.1	58,561	0.1
Postage and delivery	3,581	—	2,798	—
Printing and reproduction	120,152	0.2	145,306	0.3
Salaries	2,574,923	4.1	2,167,783	4.0
Payroll taxes	182,304	0.3	151,699	0.3
Sanitation	62,672	0.1	50,620	0.1
Taxes - property and other	39,966	0.1	15,925	—
Telephone	26,534	—	33,172	0.1
Travel	156,096	0.2	195,153	0.4
Truck and auto expense	1,404,299	2.2	1,206,642	2.2
Administrative fee	(60,000)	(0.1)	—	—
	$7,764,026	11.9%	$6,723,524	12.5%